UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

UAL CORPORATION

UNITED AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report on Form 8-K is being filed for the purposes of filing unqualified legal opinions relating to certain securities issued pursuant to the registration statement filed on Form S-3 (Registration No. 333-155794) on December 1, 2008 and the registration statement filed on Form S-3 (Registration No. 333-143865) on June 19, 2007.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

5.1*	Opinion of Cravath, Swaine & Moore LLP relating to the issuance of 6.0% Convertible Senior Notes due 2029 and 19,000,000 shares of UAL Common Stock

5.2*	Opinion of Vedder Price P.C. relating to the issuance of 12.75% Senior Secured Notes due 2012

5.3*	Opinion of Vedder Price P.C. relating to the issuance of Series 2009-1 Pass Through Certificates

5.4*	Opinion of Vedder Price P.C. relating to the issuance of Series 2009-2 Pass Through Certificates

*	Filed herewith electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION UNITED AIRLINES, INC.

By:	/S/ KATHRYN A. MIKELLS
Name:	Kathryn A. Mikells
Title:	Executive Vice President and Chief Financial Officer

Date: August 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

5.1*	Opinion of Cravath, Swaine & Moore LLP relating to the issuance of 6.0% Convertible Senior Notes due 2029 and 19,000,000 shares of UAL Common Stock

5.2*	Opinion of Vedder Price P.C. relating to the issuance of 12.75% Senior Secured Notes due 2012

5.3*	Opinion of Vedder Price P.C. relating to the issuance of Series 2009-1 Pass Through Certificates

5.4*	Opinion of Vedder Price P.C. relating to the issuance of Series 2009-2 Pass Through Certificates

*	Filed herewith electronically